UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 8, 2019

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

1450 BROADWAY, 29TH FLOOR, NEW YORK, NEW YORK	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 725-6550

(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).

Emerging growth company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act. ☐

ITEM 5.07.    Submission of Matters to Vote of Security Holders.
On May 8, 2019, the Company held its 2019 annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting the stockholders elected three Class III directors as described below.
The matters voted upon at the Annual Meeting were: (1) the election of three Class III directors; (2) the ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019; and (3) the approval, on an advisory basis, of the compensation of the Company's named executive officers.
The three nominees for election to the board of directors (Brian "Skip" Schipper, Scipio "Max" Carnecchia, and David Windley) were each elected to serve for a three-year term (with the term expiring at the Company's 2022 annual meeting of stockholders). The results of the voting were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Brian "Skip" Schipper	34,645,697	5,442,418	25,064	7,567,542
Scipio "Max" Carnecchia	34,784,030	5,296,127	33,022	7,567,542
David Windley	34,790,594	5,290,551	32,034	7,567,542
The proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019 was approved. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
47,440,734	193,870	46,117	—

A majority of stockholders voting at the Annual Meeting approved, on an advisory basis, the compensation of the Company's named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
30,030,815	9,923,396	158,968	7,567,542

ITEM 7.01 Regulation FD Disclosure

On May 9, 2019, the Company posted an investor presentation on its website at https://www.dhigroupinc.com/investors/results-and-reporting/default.aspx. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The investor presentation includes Forward Looking Statements and financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). Refer to the notes on Forward Looking Statements and the Use of Non-GAAP Financial Measures included in the investor presentation, attached as Exhibit 99.1 to this Current Report on Form 8-K.
By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
The information disclosed pursuant to this Item 7.01 (including the accompanying Exhibit 99.1), is deemed “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.
EXHIBIT NO.     DESCRIPTION
99.1                Investor Presentation dated May 9, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	May 9, 2019	By: /S/ Brian P. Campbell
Name: Brian P. Campbell
Title: Senior Vice President, Corporate Development, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1     Investor Presentation dated May 9, 2019